As Filed with the Securities and Exchange Commission on October 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2009 (October 27, 2009)

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws.

On October 27, 2009, the Board of Directors of Monsanto Company approved amendments to the Company’s Bylaws, which changes are effective as of October 27, 2009.  The amendments revise Sections 19, 22, 33 and 42 of the Company’s Bylaws.  The principal features of the amendments are as follows:

Amendments were made throughout the Bylaws to replace the term “Presiding Director” with the term “Lead Director”.

The amended Bylaws, and a copy marked to show changes from the prior Bylaws, are included as Exhibits 3.2(i) and 3.2(ii), respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

The following documents are filed as exhibits to this report:

Exhibit 3.2(i)    Monsanto Company Bylaws, as amended effective October 27, 2009

Exhibit 3.2(ii)   Monsanto Company Bylaws, marked to show amendments effective as of October 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2009

MONSANTO COMPANY

By:	/s/ Jennifer L. Woods
Name:	Jennifer L. Woods
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.2(i)	Monsanto Company Bylaws, as amended effective October 27, 2009
3.2(ii)	Monsanto Company Bylaws, marked to show amendments effective as of October 27, 2009